                                                                    EXHIBIT 10.1


                             TRINET EMPLOYER GROUP
                            1990 STOCK OPTION PLAN


     1.   Purposes of the Plan. The purposes of this Stock Option Plan are to
          --------------------
reward past service by, increase incentive for, and encourage stock ownership on the part of, selected key employees of the Company and of any other corporation that is a Parent or Subsidiary of the Company, to attract and retain the best available personnel for positions of substantial responsibility, and to promote the success of the Company's business.

     2.   Definitions.  As used herein, the following definitions apply:
          -----------

          2.1   Board.  "Board" means the Board of Directors of the Company.
                -----

          2.2   Code.   "Code" means the Internal Revenue Code of 1986, as
                ----
amended.


          2.3   Common Stock. "Common Stock" means common capital stock of the
                ------------
Company.

          2.4   Company. "Company" means TRINET EMPLOYER GROUP, INC., a
                -------
California Corporation.

          2.5   Committee. "Committee" means the Committee appointed by the
                ---------
Board of Directors in accordance with Section 4.2 of the Plan, if one is appointed.

          2.6   Employee. "Employee" means any person, including officers, and
                --------
officers and employees who are also directors, who is employed by the Company or any Parent or Subsidiary of the Company at a regular salary or rate of pay. The payment of a director's or consulting fee shall not be sufficient to cause a person to be an Employee. (No options to persons in co-employed relationship)

          2.7   Incentive Stock Option. "Incentive Stock Option" means an Option
                ----------------------
qualifying as an incentive stock option within the meaning of Section 422 of the
                                                                      ---
Code. To the extent that an Option does not qualify as an Incentive Stock Option, the Option shall be treated as a Non-Statutory Stock Option.

          2.8    Non-Statutory Stock Option.  "Non-Statutory Stock Option" means
                 --------------------------
an Option other than an Incentive Stock Option.

          2.9   Option. "Option" means an option to purchase Shares of the
                ------
Company granted pursuant to the Plan and a written agreement in form approved by the Board. An Option may be either an Incentive Stock Option or a Non-Statutory Stock Option, depending upon the terms of each individual option grant and option agreement. Each option grant and option agreement shall clearly identify any Option as to whether it is an Incentive Stock Option or a Non-Statutory Stock Option, and shall specify the number of Shares covered by the Option. A separate certificate or certificates shall be issued for Shares purchased on exercise of each type of Option.

          2.10  Optioned Shares.  "Optioned Shares" means Shares covered by an
                ---------------
Option.

          2.11  Optionee. "Optionee" means an Employee who receives an Option.
                --------

          2.12  Parent.  "Parent" means a "parent corporation", whether now or
                ------
hereafter existing, as defined in Section 424(e) of the Code.
                                          ---

          2.13  Plan.  "Plan" means this 1990 Stock Option Plan.
                ----

          2.14  Share. "Share" means a share of Common Stock of the Company, as
                -----
adjusted in accordance with Section 11 of the Plan.

          2.15  Subsidiary. "Subsidiary" means a "subsidiary corporation"
                ----------
whether now or hereafter existing, as defined in Section 424(f) of the Code.
                                                         ---

     3.   Stock Subject to the Plan.
          -------------------------

          3.1   Shares Subject to Issuance of Options.  Subject to the
                -------------------------------------
provisions of Section 11.3 of the Plan, the maximum aggregate number of Shares which may be issued under Options under the Plan is 350,000 Shares. Such Shares
                                                    -------
may be authorized, but unissued, or reacquired Shares.

          3.2   Expired and Unexercisable Options.  If an Option should expire
                ---------------------------------
or become unexercisable for any reason without having been exercised in full, the Optioned Shares covered by such Option shall become available for issue under other Options under the Plan.

     4.  Administration of the Plan.
         --------------------------

          4.1   Administration by the Board. The Plan shall be administered by
                ---------------------------
the Board.

          4.2   Committee. The Board may appoint a Committee consisting of one
                ---------
or more members of the Board to exercise all powers of the Board with respect to administration of the Plan, subject to such terms and conditions as the Board may prescribe. The proceedings of the Committee shall be governed by the provisions of the bylaws of the Company pertaining to Committees appointed by the Board. Subject to such bylaws, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause), and appoint new members in substitution therefor, fill vacancies however caused, or abolish the Committee. Notwithstanding the appointment of a Committee as provided herein, the Board shall have the final power to determine all questions of policy and procedure that may arise in the administration of the Plan.

          4.3   Voting. Members of the Board who are either eligible for
                ------
Options or have been granted Options may vote on any matter affecting the administration of the Plan or the grant of any Options pursuant to the Plan.

          4.4   Powers of the Board. Subject to the provisions of the Plan,
                -------------------
the Board shall have the authority, in its discretion:

     (1)  to grant Incentive Stock Options, in accordance with Section 422 of
                                                                       ---
          the Code, and Non-Statutory Stock Options, separately or in conjunction, provided that each type of Option shall be set forth in a separate option agreement;

     (2) to determine, upon review of relevant information and in accordance with Section 8.3 of the Plan, the fair market value of Optioned Shares;

     (3) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of Optioned Shares under such Options;

     (4) to determine all terms and provisions of each Option granted (which need not be identical) including, without limitation, the exercise price per Share of each Optioned Share in accordance with Section 8.1 of the Plan, the date or dates that the Option shall become exercisable, restrictions on transferability and/or the right to
                       ---------------------------------------------------
          retain Optioned Shares received on exercise of the Option,
          ----------------------------------------------------------
          restrictions required by applicable securities laws, and any
          ---------------------------------------------------
          performance criteria for exercise with respect to the Company and/or the Optionee;

     (5) with the consent of the Optionee and within the terms and conditions and limitations of this Plan, to modify, extend, renew, or amend each Option and option agreement, including to accelerate the date the Option may be exercised;

     (6) upon cancellation of previously granted Options, to regrant Options at a lower price, provided that, unless the Optionee consents, no such
                         -------------
          cancellation or regrant shall alter or impair any rights or obligations of any Option previously granted under the Plan;

     (7) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board;

     (8) to prescribe, amend and rescind rules and regulations relating to the Plan;

     (9) to correct any defect, omission or inconsistency in the Plan or any option agreement in a manner and to the extent the Board shall deem necessary to make the Plan fully effective;

     (10) to make all other determinations and take all other actions as the Board deems necessary in the best interests of the Company.

          4.5   Delegation to the Committee. The Board may delegate the powers
                ---------------------------
enumerated above to the Committee, provided that the Committee shall have no
                                   -------------
power to amend, suspend or terminate the Plan or to take any other action described in Section 13 of the Plan. All references to the Board in the Plan shall also mean the Committee, to the extent of the powers delegated to it.

          4.6   Vesting of Options. Optioned Shares subject to an Option may,
                ------------------
but need not, be allotted in periodic installments (which may but need not be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to Optioned Shares allotted to that period, provided that the Option must vest at the rate of at least 20 percent
        ---------------------------------------------------------------------
per year over 5 years from the date the Option is granted, (unless the optionee
----------------------------------------------------------
is an officer, director or consultant). In the event that the Optionee is permitted or otherwise entitled to take a leave of absence which is not a termination of employment, the Board shall have the unilateral right to suspend or otherwise delay the time or times at which the Option would otherwise vest.

          4.7  Effect of Board's Decision.  All decisions, determinations and
               --------------------------
interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

          4.8  Liability of the Board.  No member of the Board shall be liable
               ----------------------
for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction thereunder.

          4.9   Effect of Registration of Company Equity Securities.
                ---------------------------------------------------
Notwithstanding any provision in this Agreement, as of the date of the first registration of an equity security of the Company under Section 12 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the Plan shall be administered in such manner as the Board shall determine in order to assure that the Plan complies with Rule 16b-3 of the Securities and Exchange Commission ("Rule 16b-3") if the Board shall deem such compliance necessary or desirable.

     5.  Eligibility.  Incentive Stock Options may be granted only to Employees.
         -----------   ---------------------------------------------------------
Non-Statutory Stock Options may be granted to employees, directors and
----------------------------------------------------------------------
consultants, (may want to define these terms), as determined by the Board.  A
-----------------------------------------------------------------------------
person who has been granted an option may, if he or she is otherwise eligible,
------------------------------------------------------------------------------
be granted an additional Option or Options.
--------------------------------------------

     6.   Term of Plan. The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the Shareholders as provided in Section 19. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13.

     7.   Term of Option. The term of each Option granted under the Plan shall
          --------------
be as determined by the Board, provided that such term shall not exceed ten (10)
                               -------------
years from the date of grant thereof, and provided further that, in the case of
                                          ---------------------
an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall not exceed five (5) years from the date of grant thereof (stock owned by an Employee to include stock owned by relatives and entities in which the Employee has an interest, as described in Section 424(d) of the Code).
                                  ---

      8.  Exercise Price and Consideration.
          --------------------------------

          8.1   Exercise Price.  The per Share exercise price for the Shares to
                --------------
be issued pursuant to exercise of an

Option shall be such price as is determined by the Board, but shall be subject to the following:

               8.1.1   Incentive Stock Options.  In the case of an Incentive
                       -----------------------
Stock Option granted:

          (1) to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be at least one hundred ten percent (110%) of the fair market value per Share at the time of grant (stock owned by an Employee to include stock owned by relatives and entities in which the Employee has an interest, as described in Section

               424(d) of the Code);
               ---

          (2) to any other Employee, the per Share exercise price shall be no less than one hundred percent (100%) of the fair market value per Share at the time of grant, provided, however, notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

               8.1.2   Non-Statutory Stock Option.   In the case of a Non-
                       --------------------------    --------------------
Statutory Stock Option granted:
-------------------------------

          (1)  to a person who, at the time of the grant of such Non-Statutory
------------------------------------------------------------------------------
               Stock Option, owns stock representing more than ten percent (10%)
               -----------------------------------------------------------------
               of the total combined voting power of all classes of stock of the
               -----------------------------------------------------------------
               Company or any Parent or Subsidiary, the per Share exercise price
               -----------------------------------------------------------------
               shall be one hundred ten percent (110%) of the fair market value
               ----------------------------------------------------------------
               per Share at the time of grant (stock owned by a person to
               ----------------------------------------------------------
               include stock owned by relatives and entities in which the person
               -----------------------------------------------------------------
               has an interest, as described in Section 424(d) of the Code);
               -------------------------------------------------------------

          (2)  to any other person, the per Share exercise price shall be no
----------------------------------------------------------------------------
               less than eighty-five percent (85%) of the fair market value per
               ----------------------------------------------------------------
               Share at the time of grant.
               ---------------------------

                8.1.2.  Compliance With California Corporations Code. All
                        --------------------------------------------
options granted under this Plan shall be subject to receipt by the Company on exercise of the option of adequate consideration in accordance with Section 409 of the California Corporations Code.

          8.2   Method of Payment.  To the extent provided by the terms of the
                -----------------   ------------------------------------------
option agreement, the method of payment for the Shares to be issued pursuant to
-----------------
the exercise of an Option shall be [determined by the Board at the time the
                                    ---------------------------------------
Option is granted or exercised, and may consist of]:
---------------------------------------------------

     (1)  cash, ordinary check, or certified check;
                ---------------

     (2) note and security agreement of Optionee payable in U.S. dollars, bearing interest at a rate not less than the rate required to assure that there will be no imputed interest pursuant to the Code,

     (3) other Shares having a fair market value at the time of payment not less than the aggregate exercise price of the Optioned Shares as to which the Option is exercised, or

     (4) any combination of such methods of payment, to the extent permitted under Sections 408 and 409 of the California General Corporation Law.

          8.3   Fair Market Value. The fair market value of Shares shall be
                -----------------
determined by the Board in good faith, provided that if a public market exists
                                       -------------
for Shares at the time of valuation, the fair market value shall be the average of the closing bid and asked prices of Shares at the close of business on the business day next preceding the date as of which fair market value is to be determined, or if both bid and asked prices are not quoted on such day, the average of such bid and asked prices on such preceding day that both bid and asked prices are quoted, as reported in the Wall Street Journal, or if not reported in the Wall Street Journal, such other reliable source as the Board may in good faith determine.

     9.   Exercise of Option.
          ------------------

          9.1   Time for Exercise.  Any Option granted hereunder shall be
                -----------------
exercisable at such times and under such conditions as determined by the Board and as shall be permissible under the terms of the Plan; provided that no Option
                                                         -------------
shall be exercisable unless and until a written option agreement, as provided in
Section 16, has been executed by the Company and by the Optionee.

          9.2   Fractional Shares.  An Option may not be exercised for a
                -----------------
fraction of a Share.

          9.3   Exercise Procedure.  An Option shall be deemed to be exercised
                ------------------
when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Optioned Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, be made in accordance with any method of payment allowable under
Section 8.2 of the Plan. Payment made by check shall not be deemed received
                         --------------------------------------------------
until the check is paid by the drawee and the Company has received funds in
---------------------------------------------------------------------------
connection therewith.
--------------------

          9.4   Effect of Exercise.  Exercise of an Option in any manner shall
                ------------------
result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          9.5   Partial Exercise.  If exercised in part, the unexercised portion
                ----------------
of an Option shall continue to be held by the Optionee and may thereafter be exercised as provided in the option agreement and in the Plan.

          9.6   Termination of Employment.  If an Optionee's employment as an
                -------------------------
Employee terminates other than by reason of disability as provided in Section
9.7 below, or death as provided in Section 9.8 below, the Option [may, but need
                                                                  -------------
not,] shall provide that the Optionee may exercise the Option at any time within
----  --------------------------------------------------------------------------
three (3) months (or such lesser period of time, but not less than thirty (30)
------------------------------------------------------------------------------
days, as is determined by the Board) after the date of termination but only to
------------------------------------
the extent Optionee was entitled to exercise the Option on the date of termination. In the event that the Optionee is permitted or otherwise entitled to take a leave of absence, the Board shall have the unilateral right to determine whether the leave of absence constitutes termination of employment.

          9.7   Disability of Optionee.  If an Optionee's employment as an
                ----------------------
Employee terminates as a result of total and permanent disability (as defined in
Section 422(c)(6) of the Code), the Option [may, but need not,] shall provide
        ---    -                            ------------------  -------------
that Optionee may exercise the Option at any time within twelve (12) months
---------------------------------------------------------------------------
following the date of termination (or such lesser period of time, but not less
------------------------------------------------------------------------------
than six (6) months as is determined by the Board), but only to the extent
--------------------------------------------------
Optionee was entitled to exercise the Option on the date of termination.

          9.8  Death of Optionee. In the event of the death of Optionee:
               -----------------

     (1)  while Optionee is an Employee of the Company, the Option [may, but
                                                                    --------
          need not,] shall provide that the Option may be exercised at any time
          ---------  -----------------------------------------------------------
          within twelve (12) months following the date of death (or such lesser
          ---------------------------------------------------------------------
          period of time, but not less than six (6) months as is determined by
          --------------------------------------------------------------------
          the Board) by the Optionee's estate or by a person who acquired the
          ----------
          right to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option on the date of death; or

     (2) within thirty (30) days after the date of termination of Optionee's employment as an Employee, the Option [may, but need not,] shall
                                                 ------------------ ------
          provide that the Option may be exercised at any time within twelve
          ------------------------------------------------------------------
          (12) months following the date of termination (or such lesser period
          --------------------------------------------------------------------
          of time, but not less than six (6) months as is determined by the
          ------------------------------------------------------------- ---
          Board) by the Optionee's estate or by a person who acquired the right
          -----
          to exercise the Option by bequest or inheritance, but only to the extent Optionee was entitled to exercise the Option on the date of termination.

          9.9   Exercise Prior to Expiration. An Option must in any event be
                ----------------------------
exercised prior to its expiration. The Option may in no event be exercised after the expiration of the term of the Option. The Option shall terminate to the extent not exercised or entitled to be exercised as provided herein.

          9.10  Tax Withholding.  To the extent provided by the terms of the
                ---------------
option agreement, the Optionee may satisfy federal, state and local tax withholding obligations relating to the exercise of the Option by any or a combination of the following means:

     (1)  tendering payment in cash or cashier's check

     (2) authorizing the Company to withhold from the Shares issuable on exercise of the Option a number of Shares having a fair market value equal to the amount of the withholding obligation;

     (3) delivering to the Company owned and unencumbered Shares having a fair market value equal to the amount of the withholding obligation.

          9.11  Market Value Limitation on Exercisability of Incentive Stock
                ------------------------------------------------------------
Options.   The aggregate fair market value of Shares with respect to which
-------
Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company and its Parent and Subsidiary corporations) may not exceed $100,000.00. Fair market value is determined as of the time the Options are granted. To the extent that such aggregate fair market value exceeds $100,000.00, such Options shall be treated as Non-Statutory Stock Options, taking into account Options in the order in which they were granted.

     10.  Non-transferability of Options.   An [Incentive Stock] Option may not
          ------------------------------        ---------------
be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Opitonee, only by the Optionee. No transfer of an Option by will, or the laws of descent and distribution, or otherwise, shall be effective unless the Company shall have received written notice thereof, and such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option, and to establish compliance with any laws or regulations pertaining thereto.

     11.  Merger or Sale of Assets, Dissolution, Adjustments.
          --------------------------------------------------

          11.1  Merger or Consolidation of Company.  In the event of the merger
                -----------------------------------
or consolidation of the Company with another company as a result of which the Shares of the Company are converted into securities of another company or other property, all unexercised Options shall, at the election of the Board:

     (1) terminate at such time as shall be determined by the Board prior to the effective date of such transaction, if the Company gives Optionees notice of the transaction, informs Optionees that their Options will terminate at that time to the extent not exercised, and permits exercise of the Options as to all or any part of the Optioned Shares prior to that time, including Shares as to which the Options would not otherwise be exercisable; or (Election could result in pooling of interest concerns)

     (2) pertain to securities of the other company or other property that the Optionees would be entitled to receive if the Optionees had exercised their Options immediately prior to the effective date of such transaction, in which event the Options, to the extent not previously exercised, will apply to such securities or other property on and after such date.

          11.2  Dissolution of the Company.   In the event of dissolution of the
                --------------------------
Company, all unexercised Options will
terminate at such time prior to the effectiveness of final dissolution as shall be determined by the Board. The Company will give Optionees reasonable notice of
                                                            ----------
the dissolution, inform Optionees that their Options will terminate at that time to the extent not exercised prior to that time, and permit the exercise of the Options as to all or any part of Optioned Shares prior to that time, including Shares as to which the Options would not otherwise be exercisable.

          11.3  Adjustments. The Board, subject to the approval of shareholders
                -----------
to the extent required by law, may make or provide for such adjustments in the exercise price and/or the number of Shares covered by the Plan or Options granted hereunder as the Board in its sole discretion, exercised in good faith, may determine is legally or equitably required to prevent dilution or
                 ----------
enlargement of the rights of Optionees that would otherwise result from any reclassification of shares, or any stock dividend, stock split, reverse stock
--------------------------                                      -------------
split, combination of shares, recapitalization, or any other subdivision or
-----
consolidation or other increase or decrease in the number of outstanding Shares effected without the receipt of consideration by the Company, provided that such
                                                              -------------
an adjustment does not constitute the adoption of a new plan requiring shareholder approval under Section 422 of the Code and any regulation
                                   ---
promulgated thereunder. The issuance of Shares upon conversion of convertible securities shall be treated as an issuance for which the Company receives consideration for the purpose of this Section. No fractional shares will be issued upon any exercise of an Option following an adjustment made pursuant to this Section, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. Adjustments effected pursuant to this Section shall be final, binding and conclusive.

          11.4  No restrictions On Powers of the Company.   The grant of
                ----------------------------------------
Options pursuant to this Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure, to issue shares of its capital stock or other securities, or to merge, consolidate, liquidate, dissolve, or sell or transfer all or any part of its business or assets.

     12.   Time of Granting Options. The date of grant of an Option shall be:
           ------------------------  ----------------------------------------
(A) in the case of an Incentive Stock Option, the later of the date on which the
--------------------------------------------------------------------------------
Board makes the determination granting such Option or the date of employment of
-------------------------------------------------------------------------------
the Optionee as an Employee; and (B) in the case of a Non-Statutory Stock
-------------------------------------------------------------------------
Option, the date on which the Board makes the determination granting such
-------------------------------------------------------------------------
Option.
-------

     13.  Amendment, Suspension and Termination.
          -------------------------------------

          13.1   Amendment of the Plan. The Board may amend the Plan from time
                 ---------------------
to time in such respects as the Board may deem advisable; provided that the
                                                          -------------
following revisions or amendments shall require approval of the shareholders as provided in Section 19.3:

     (1) any increase in the number of Shares subject to the Plan, other than in connection with an adjustment under Section 11.3 of the Plan;

     (2)  any change in the designation of the Employees or class of Employees
          --------------------------------------------------------------------
          eligible to be granted Incentive Stock Options;
          ------------------------------------------------

     (3)  if the Company has a class of equity securities registered under
          Section 12 of the Exchange Act and if the Board shall deem compliance with Rule 16b-3 issued by the Securities and Exchange Commission pursuant to the Exchange Act necessary or desirable, any revisions or amendments that require shareholder approval under Rule 16b-3, all of which shall be in accordance with the provisions of Rule 16b-3;

     (4) any other amendment or modification as to which, in the opinion of counsel for the Company, shareholder approval is necessary for the Plan to satisfy the requirements of Section 422 of the Code or other
                                                      ---
          provisions of law.

          13.2  Suspension or Termination of Plan.  The Board may suspend or
                ---------------------------------
terminate the Plan at any time.

          13.3 Effect of Amendment, Suspension or Termination.  Any amendment,
               ----------------------------------------------
suspension or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Optionee and the Company, which agreement must be in writing and signed by the Optionee and the Company, or unless the amendment is necessary to enable Incentive Stock Options to qualify as such under the Code.

     14.  Conditions Upon Issuance of Shares.
          ----------------------------------

          14.1   Compliance With Securities And Other Regulations.  Shares shall
                 ------------------------------------------------
not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including without limitation, the Securities Act of 1933, as amended, the Exchange Act, any state securities law, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. Inability of the Company to obtain authority from any regulatory body having jurisdiction, or inability to meet the requirements of any exemption from regulatory requirements, which authority or exemption is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell the Shares as to which such authority shall not have been obtained or exemption shall not have been met. Nothing herein shall be construed to require the Company to register or qualify the issuance of Shares under applicable federal or state securities laws.

          14.2  Actions of Optionee. The Company may require at the time of
                -------------------
exercise of an Option, as a condition to the exercise of the Option, that the person exercising such Option make any representation and warranty and take any other action as may be required to assure compliance with any applicable law or regulation.

     15.   Reservation of Shares.  The Company will reserve and keep available
           ---------------------
such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     16.   Option Agreement.  Each Option shall be evidenced by a written option
           ----------------
agreement setting forth the terms and provisions of the Option, and such other provisions, including without limitation restrictions on exercise of the Option, restrictions on transferability and/or the right to retain Shares on exercise of the Option, and restrictions required by applicable securities and other laws, as the Board shall deem advisable. An option agreement may incorporate any terms of the Plan by reference.

     17.  Use of Proceeds.  Proceeds from the issuance and sale of Shares
          ---------------
pursuant to the exercise of Options shall be used for general corporate purposes.

     18.   Rights as a Shareholder.  An Optionee or the transferee of an
           -----------------------
Optionee shall have no rights as a shareholder with respect to any Optioned Shares until the date of exercise of that portion of the Option covering those Optioned Shares. As to such Shares, the Optionee will have no voting rights, rights as to dividends or distributions (whether ordinary or extraordinary, or in cash, securities or other property), or other rights, for which the record date is prior to the date of exercise.

     19.  Shareholder Approval.
          --------------------

          19.1  Approval for Continuance of the Plan.   Continuance of the
                ------------------------------------
Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted.

          19.2   Certain Amendments to the Plan. Certain amendments to the Plan,
                 ------------------------------
as provided in Section 13.1, shall be subject to approval by the shareholders of the Company.

          19.3   Procedures for Shareholder Approval. Shareholder approval may
                 -----------------------------------
be obtained by written consent of all of the shareholders of the Company; or, subject to any provision in the articles or the bylaws of the Company requiring a larger vote, by the affirmative vote of the holders of a majority of each class of voting shares of the Company outstanding entitled to vote thereon present or represented at a meeting duly convened and held.

     20.   No Right to Continued Employment. The Plan shall not confer upon any
           --------------------------------
Optionee any right with respect to continuation of employment by the Company or any Parent or Subsidiary, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment at any time for any or no reason, subject to such other written agreement that Optionee and the Company may enter.

     21.   Financial Information. Throughout the term of any Stock Award, the
           ---------------------
Company shall deliver to the holder of such Stock Award, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the term of such Stock Award, a balance sheet and an income statement. This subsection shall not apply (i) after the Listing Date, or (ii) when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

Additions underlined
---------------------


[Deletions underlined and in brackets]
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